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                                    FORM 8-A

                    U. S. SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C. 20549

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                                 PURSUANT TO SECTION 12(B) OR (G) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                         ______________________________

                          INTERNATIONAL COMPUTEX, INC.
             (Exact name of registrant as specified in its charter)

              Georgia                                     58-1938206
    ----------------------------                     ------------------
     (State of incorporation or                       (I.R.S. Employer
           organization)                             Identification No.)

                         ______________________________

                    5500 Interstate North Parkway, Suite 507
                             Atlanta, Georgia 30328
                                 (770) 953-1464
                   (Address  of principal executive offices)
                         ______________________________

   Securities to be registered pursuant to Section 12(b) of the Act:

   Title of each class to be        Name of each exchange on which each class
   so registered                    is to be registered
   NONE                             NONE


          If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please
check the following box. [    ]

          If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General
Instruction A.(c)(2), please check the following box. [    ]

          Securities to be registered pursuant to Section 12(g) of the Act:

                        COMMON STOCK, $.001 PAR VALUE.
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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

          The information required by this Item is contained in, and is hereby incorporated herein by this reference to, Amendment No. 2 to Registration Statement No. 333-21647 on Form SB-2 of the Registrant, filed on April 11, 1997.

ITEM 2.  EXHIBITS.

          Exhibits filed as part of Registrant's Registration Statement on Form SB-2 (Registration No. 333-21647) are incorporated herein by reference.


                                   SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Registrant:                             INTERNATIONAL COMPUTEX, INC.


Date:  April 18, 1997                   BY:  /s/ Haim E. Dahan
     --------------------                  ------------------------------
                                         HAIM E. DAHAN
                                         CHIEF EXECUTIVE OFFICER

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